UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 24, 2026
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CRESTLINE LENDING SOLUTIONS, LLC
(Exact name of registrant as specified in its charter)
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Delaware	000-56777	99-3640580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Main Street, Suite 2100
Fort Worth, Texas 76102
(Address of principal executive offices and zip code)
(817) 339-7600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02. Unregistered Sales of Equity Securities
On April 24, 2026, pursuant to a drawdown notice previously delivered to investors, Crestline Lending Solutions, LLC (the “Company”) sold approximately 923,703 units of its limited liability company interests (the “Shares”) for an aggregate offering price of approximately $18.1 million, reflecting a purchase price per Share of $19.62 (the “Capital Call”). The issuances and sales of the Shares were made pursuant to subscription agreements (collectively, the “Subscription Agreements”) entered into by the Company with its investors. Under the terms of the Subscription Agreements, each investor is required to fund drawdowns to purchase Shares up to the amount of their respective capital commitments each time the Company delivers a drawdown notice, which will be delivered at least 10 days prior to any subsequent funding date.
The issuance and sale of the Shares are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D and/or Regulation S thereunder, as applicable. The Company relied, in part, upon representations from investors in the relevant Subscription Agreements that each investor is an “accredited investor,” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
Item 8.01. Other Events
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors of the Company (the “Board”) has designated the Company’s investment adviser, Crestline Management, L.P., as its valuation designee (in such capacity, the “Valuation Designee”). In connection with the Capital Call, the Valuation Designee determined the Company’s net asset value as of April 22, 2026 consistent with the requirements of Section 23 of the 1940 Act. Based on the Valuation Designee’s determination in accordance with the Company’s valuation policy, the Company's net asset value per Share as of April 22, 2026 was $19.62.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2026	CRESTLINE LENDING SOLUTIONS, LLC

	By:	/s/ Chris Semple
Name: Chris Semple Title: Chief Executive Officer